Exhibit 10.12

CONFIDENTIAL

CORONADO GLOBAL RESOURCES INC.
2018 EQUITY INCENTIVE PLAN

FORM OF

STOCK OPTION AWARD AGREEMENT (LONG TERM INCENTIVE GRANT)

This Stock Option Award Agreement (this “Award Agreement”) evidences an award of stock options (“Options”) by Coronado Global Resources Inc., a Delaware Corporation (“Coronado”) under the Coronado Global Resources Inc.  2018 Equity Incentive Plan (the “Plan”).  Capitalized terms not defined in the Award Agreement have the meanings given to them in the Plan.  A copy of the Plan is attached to this Award Agreement.

Name of Grantee:	(the “Grantee”).

Grant Date:	(the “Grant Date”). The Grantee does not have to pay anything for the grant of Options.

Number of Options:

                                     (the “Target Number of Options”). The number of Options that will actually vest will range from 0% to 100% of the Target Number of Options and be determined based on achievement of the Performance Metrics below.

Each Option represents the right to purchase one CDI at the Exercise Price set forth below on the terms and conditions set forth herein. In accordance with Sections 1.3 and 1.5 of the Plan, in lieu of all or any portion of the CDIs otherwise deliverable in respect of the Grantee’s Options upon the exercise of such Options in accordance herewith, the Company may deliver to the Grantee an equivalent value in cash or Shares (or a combination thereof).

Exercise Price:	The Exercise Price will be A$[insert] (the final Offer Price as determined in Coronado’s Prospectus dated [insert], (the “Exercise Price”).

Performance Period:	January 1, 2019 to December 31, 2021.

Testing Date:

Achievement of the Performance Metrics will be assessed following release of Coronado’s audited full year financial results for the financial year ended 31 December 2021 (generally no later than March 31, 2022) (the “Testing Date”). The Grantee will be advised of the number of Options earned (which will vest upon employment through the Vesting Date), and the remainder of Options will immediately lapse and be forfeited for no consideration.

Vesting Date:	The Options shall vest on the one year anniversary of the Testing

Date and no later than March 31, 2023 (the “Vesting Date”).

The Options will only vest if the Grantee is, and has been, continuously employed by the Company from the Grant Date through the Vesting Date.

Unless the Board determines otherwise, if the Grantee ceases employment with the Company prior to the Vesting Date: (1) in circumstances justifying the Grantee’s termination for Cause or due to the Grantee’s resignation, then the Grantee’s unvested Options will lapse and be forfeited for no consideration; and (2) by reason of death, Disability, termination without Cause, Retirement or other circumstances approved by the Board, a number of the Grantee’s Options prorated from January 1, 2019 through the date of the Grantee’s termination of employment will remain eligible to vest on the Vesting Date subject to satisfaction of the Performance Metrics and will be tested in the ordinary course. The remainder of the Options will lapse and be forfeited for no consideration.

Unless the Board determines otherwise, upon a Change in Control that occurs during the Performance Period, a number of the Grantee’s Options prorated from January 1, 2019 through the date of the Change in Control will vest subject to satisfaction of the Performance Metrics measured at the time of the Change in Control as determined by the Committee in its sole discretion, and any Options that do not vest in accordance with this sentence shall be forfeited for no consideration upon the Change in Control. Any vested but unexercised Options will be automatically exercised on a Change in Control, unless the Board determines otherwise. For the avoidance of doubt, the orderly sell down of CDIs or Shares by Coronado Group LLC will not be considered a Change in Control unless it amounts to an event in Section 1.2.11(b) of the Plan.

Performance Metrics:

The number of Options that will be earned at the end of the Performance Period (or, if earlier, through the date of a Change in Control) will equal the sum of (i) the Relative TSR Options, plus (ii) the Scorecard Options (in each case, as defined below) (the “Total Earned Options”). For the avoidance of doubt, in no event will the total number of Options vesting on the Vesting Date exceed the Target Number of Options.

Relative TSR (25% weighting)

The “Relative TSR Options” will equal the product of (i) the Target Number of Options multiplied by (ii) 25% (the weighting of Metric 1) multiplied by (iii) the Percentage of Options Earned, as calculated based on the table below.

Performance Level	Achievement of Performance Metrics	Percentage of Options Earned
Maximum	At or above 75th Percentile of Peer Group TSR	100%
Above Threshold and Below Maximum	Above 50th and below 75th Percentile of Peer Group TSR	interpolated on a straight-line basis
Threshold	50th Percentile of Peer Group TSR	50%
Below Threshold	Below 50th Percentile of Peer Group TSR	0%

Relative TSR compares Coronado’s TSR to members of the company peer group using standard Microsoft Excel percentile treatment with the Company excluded from the company peer group. Relative TSR for this purpose uses a “percentile rank” measurement in which payout percentage is determined dependent on the Company’s rank compared against the comparator group.

TSR represents the total return on a company’s common stock to an investor (stock price appreciation plus dividends). For this purpose, TSR is determined as follows:

TSR = (Change in CDI Price + Dividends Paid) / Beginning CDI Price

Beginning CDI Price: Average closing price of CDIs over the 30 trading days immediately prior to the first day of the performance period (adjusted for dividend distributions and stock splits).

Ending CDI Price: Average closing price of CDIs over the last 30 trading days of the performance period (adjusted for dividend distributions and stock splits).

Change in CDI Price: Difference between the Beginning CDI Price and the Ending CDI Price.

Dividends Paid: Dividends shall be treated as though they are reinvested on the ex-dividend date based on the closing price of CDIs on that date.

For purposes of the Relative TSR performance metric, the peer group shall be as follows:

[TSR Peer Group to be inserted]

Scorecard (75% weighting)

The “Scorecard Options” will vest based on the level of achievement of the performance metrics set out in the scorecard advised to the Grantee separately.

Term:

The latest date the Option will expire is on the 10th anniversary of the Grant Date (the “Expiration Date”). However, in the event the employment of the Grantee terminates for any reason prior to the Expiration Date, vested Options shall remain exercisable for the period as set forth below, unless the Board determines otherwise:

•

Upon a termination of employment for any reason other than for Cause, Retirement, Disability or death, the Grantee may exercise the Options until the earlier of the date that is three months following the termination of employment or the Expiration Date, whichever is earlier.

• Upon a termination of employment for Cause, the Options shall expire and immediately cease to be exercisable upon the date of the termination of employment.

• Upon a termination of employment due to death, Disability or Retirement, the Options shall expire one year after the date of the Grantee’s termination, but in no event later than the Expiration Date.

Exercise of Option:

Vested Options may be exercised by submitting to the Company a written notice specifying the number of Options to be exercised accompanied by the full Exercise Price in cash or by certified or official bank check or in another form as determined by Coronado. The Committee may also make arrangements for the cashless exercise of an Option.

As soon as reasonably practicable following the Company’s determination that the Option has been validly exercised, the Company shall issue and allot, or procure the transfer of, the relevant number of CDIs to be allocated to the Grantee, or at the discretion of the Committee, deliver to the Grantee an amount in cash or Shares (or a combination thereof) with a Fair Market Value equal to the Fair Market Value of the relevant number of CDIs to be allocated to the Grantee in respect of the exercised Option. If the

Board determines to allocate Shares to the Grantee, the number of Shares will be rounded to the nearest whole number of Shares.

U.S. Securities Laws Restrictions:

Grantee understands and agrees that any Shares and/or CDIs (including Shares underlying CDIs) issued under this Award will be subject to resale restrictions under U.S. securities laws. These restrictions are set forth in the share legend contained in Annex A hereto. The Company intends to remove these restrictions as soon as practicable and advise Grantee once they have been lifted, but these resale restrictions will last at least one year from the date of the completion of the Company’s initial public offering of CDIs on the Australian Securities Exchange. If you have any questions regarding these restrictions, please contact Rick Rose **.

All Other Terms:	As set forth in the Plan.

The Plan is incorporated herein by reference.  Except as otherwise set forth in the Award Agreement, the Award Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the Options.  In the event that any provision of the Award Agreement is inconsistent with the Plan, the terms of the Award Agreement will control.  Except as specifically provided herein, in the event that any provision of this Award Agreement is inconsistent with any employment agreement between the Grantee and Coronado (“Employment Agreement”), the terms of the Employment Agreement will control.  By accepting this Award, the Grantee agrees to be subject to the terms and conditions of the Plan.

This Award Agreement may be executed in counterparts, which together will constitute one and the same original.

Any advice given by the Company in connection with this award offer is general advice only and does not take into account your objectives, financial situation and needs.  You should consider obtaining your own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission to give such advice.

Details of the current market price of CDIs are available on the ASX website, http://www.asx.com.au/.

There are risks involved in acquiring and holding Options including: (1) There is no guarantee that any securities in Coronado (including Options) will grow in value — they may decline in value.  Stock markets are subject to fluctuations and Coronado’s securities price can rise and fall, depending on the Company’s performance and other internal and external factors; (2) the Board may decide not to pay dividends at the current level, or may decide to cease the payment of dividends; and (3) there are tax implications involved in acquiring and holding securities in Coronado and the tax regime applying to you may change.

IN WITNESS WHEREOF, the parties have caused this Award Agreement to be duly executed and effective as of the Grant Date.

CORONADO GLOBAL RESOURCES INC.

By:
Name:
Title:

Acknowledged and Agreed:

[NAME OF GRANTEE]

ANNEX A

THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) UNDER THE U.S. SECURITIES ACT.

THE HOLDER HEREOF, BY ACQUIRING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN, AGREES FOR THE BENEFIT OF CORONADO GLOBAL RESOURCES INC.  (THE “COMPANY”) THAT THESE SECURITIES AND ANY BENEFICIAL INTERESTS THEREIN MAY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (I) (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES TO PERSONS THAT ARE NOT, AND ARE NOT ACTING FOR THE ACCOUNT OR BENEFIT OF, “U.S. PERSONS” (AS DEFINED IN RULE 902(k) UNDER THE U.S. SECURITIES ACT) IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN RULE 902(h) UNDER THE U.S. SECURITIES ACT) COMPLYING WITH REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT THAT IS NOT THE RESULT OF ANY “DIRECTED SELLING EFFORTS” (AS DEFINED IN RULE 903(C) UNDER THE U.S. SECURITIES ACT), (C) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, INCLUDING, SO LONG AS THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE U.S. SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A)(“QIB”) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QIBs IN ONE OR MORE TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER, OR (D) IN A TRANSACTION REGISTERED UNDER THE U.S. SECURITIES ACT (WHICH IT ACKNOWLEDGES THE COMPANY IS UNDER NO OBLIGATION TO DO EXCEPT AS MAY BE SET FORTH IN ANY REGISTRATION RIGHTS AND SELL-DOWN AGREEMENT THAT HAS OR MAY BE ENTERED INTO AMONG THE COMPANY AND CORONADO GROUP LLC SOLELY FOR THE BENEFIT OF CORONADO GROUP LLC), AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTIONS.

PRIOR TO PERMITTING ANY TRANSFER, THE COMPANY MAY REQUEST (X) THAT THE TRANSFEROR AND/OR TRANSFEREE PROVIDE DECLARATIONS AND CERTIFICATIONS TO THE COMPANY AND THE SHARE REGISTRY IN SUCH FORM AS THE COMPANY MAY PRESCRIBE FROM TIME TO TIME, INCLUDING THAT THE TRANSFEREE IS EITHER (I) NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S), IS PURCHASING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN IN A TRANSACTION COMPLYING WITH REGULATION S AND IS NOT HOLDING THE SECURITIES FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON OR (II) IS A QIB AND IS PURCHASING THESE SECURITIES OR ANY BENEFICIAL INTEREST THEREIN FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QIBs IN ONE OR MORE TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER (IF AVAILABLE) AND/OR (Y) THAT AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY BE DELIVERED TO THE COMPANY THAT SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S OR RULE 144A (IF AVAILABLE) UNDER THE U.S. SECURITIES ACT OR IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

BENEFICIAL INTERESTS IN THE SECURITIES REPRESENTED HEREBY MAY BE HELD IN THE FORM OF CHESS DEPOSITARY INTERESTS (“CDIs”).  BY ACQUIRING ANY CDIs OR ANY INTERESTS THEREIN, THE HOLDER THEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT ANY SUCH CDIs OR INTERESTS THEREIN MAY ONLY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN ACCORDANCE WITH ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF SUCH CDIs IMPOSED BY

THE AUSTRALIAN SECURITIES EXCHANGE OR ANY SUCCESSOR OR REPLACEMENT SECURITIES EXCHANGE (“ASX”).

HEDGING TRANSACTIONS INVOLVING THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THE HOLDER HEREOF FURTHER AGREES THAT THE SECURITIES REPRESENTED HEREBY AND ANY SHARES TRANSMUTED TO CDIs WILL BE SUBJECT TO A HOLDING LOCK THAT WILL PREVENT THE HOLDER FROM TRANSFERRING SUCH SECURITIES OR CDIs FOR SO LONG AS ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF THE CDIs IMPOSED BY THE ASX REMAIN IN PLACE OR SUCH SECURITIES AND CDIs ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) UNDER THE U.S. SECURITIES ACT, UNLESS THE COMPANY OTHERWISE DETERMINES TO REMOVE SUCH HOLDING LOCK.

NO AFFILIATE (AS DEFINED IN RULE 405 OF THE U.S. SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN, IN THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF THE COMPANY MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THE SECURITIES OR A BENEFICIAL INTEREST THEREIN AND ANY ACQUISITION OF THE SECURITIES EVIDENCED HEREBY OR ANY BENEFICIAL INTEREST THEREIN BY SUCH AN AFFILIATE OR PERSON SHALL BE NULL AND VOID AB INITIO, PROVIDED THAT THE SECURITIES OR A BENEFICIAL INTEREST THEREIN MAY BE ACQUIRED BY SUCH AN AFFILIATE OR PERSON SO LONG AS THE ACQUIRER DOES NOT HOLD THE SECURITY OR A BENEFICIAL INTEREST THEREIN IN THE FORM OF CHESS DEPOSITARY INTERESTS REPRESENTING THE SECURITIES OR, IF SUCH AFFILIATE ACQUIRES ANY CHESS DEPOSITARY INTERESTS REPRESENTING THE SECURITIES IT IMMEDIATELY TRANSMUTES THOSE CHESS DEPOSITARY INTERESTS INTO SHARES OF COMMON STOCK OF THE COMPANY.

THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.  AS PROVIDED IN THE BYLAWS OF THE COMPANY, THE COMPANY OR THE SHARE REGISTRAR MAY REFUSE TO REGISTER ANY TRANSFER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN NOT MADE IN ACCORDANCE WITH THE RESTRICTIONS ABOVE.

THE FOREGOING RESTRICTIONS SHALL REMAIN IN PLACE UNTIL SUCH TIME AS THE COMPANY DETERMINES IT IS APPROPRIATE TO REMOVE THEM.

BY ITS ACQUISITION HEREOF, OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT IT IS PERMITTED TO ACQUIRE SUCH AN INTEREST AS SET FORTH IN THIS LEGEND AND AGREES TO COMPLY WITH THE FOREGOING RESTRICTIONS.